EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the September 30, 2004 Form 10-Q of Cornell Companies, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Nieser, Treasurer and Acting Chief Financial Officer, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ John R. Nieser
John R. Nieser, Treasurer and
Acting Chief Financial Officer
November 9, 2004